UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )
____________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
California Resources Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2024
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On May 21, 2024, California Resources Corporation (the “Company”) issued a press release announcing the pricing of its upsized private offering of $600 million in aggregate principal amount of its 8.250% senior notes due 2029 at par. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the transactions contemplated by the merger agreement (the “Merger Agreement”) relating to the business combination (the “Aera Merger”) with Aera Energy LLC and Aera Energy Services Company (the “Aera Companies”), including the proposed issuance of the Company’s common stock pursuant to the Merger Agreement. In connection with the transaction, the Company filed a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), as well as other relevant materials. Following the filing of the definitive proxy statement, the Company mailed the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE AERA COMPANIES, THE AERA MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement as well as other filings containing information about the Companies, the Aera Companies and the Aera Merger, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company will be available, without charge, at the Company’s website, www.crc.com. The information included on, or accessible through, the Company’s website is not incorporated by reference into this communication.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Aera Merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2024. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated May 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: May 21, 2024

EXHIBIT 99.1
NEWS RELEASE                        For immediate release
California Resources Corporation Announces Pricing of Upsized Private Offering of $600 Million of Senior Unsecured Notes
Long Beach, California, May 21, 2024 – California Resources Corporation (NYSE: CRC) (the “Company”) announced today the pricing of its upsized private offering of $600 million in aggregate principal amount of its 8.250% senior unsecured notes due 2029 (the “Notes”) at par. The Notes will be guaranteed by all of the Company’s existing subsidiaries that guarantee its revolving credit facility, its 7.125% senior unsecured notes due 2026 and certain future subsidiaries. The offering is expected to close on June 5, 2024, subject to customary closing conditions.
The Company estimates that the net proceeds from the offering will be approximately $590 million after deducting the initial purchasers' discount and estimated expenses. The Company intends to use the net proceeds from this offering, cash on hand and borrowings under its revolving credit facility to repay the existing indebtedness of Aera Energy, LLC and its operating affiliate Aera Energy Services Company (together, the “Aera Companies”) in connection with the pending business combination with the Aera Companies (the “Aera Merger”).
If (x) the consummation of the Aera Merger does not occur on or before May 7, 2025 (the “Outside Date”), or (y) prior thereto, the Company notifies the trustee in writing that the merger agreement related to the Aera Merger (the “Merger Agreement”) has been terminated or the Company will not pursue the consummation of the Aera Merger or has determined in its sole discretion that the Aera Merger cannot or is not reasonably likely to be consummated by the Outside Date, the Notes will be subject to a special mandatory redemption at a redemption price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest to, but excluding, the payment date of such special mandatory redemption.
The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the rules promulgated thereunder and applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.
This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any Notes, nor shall there be any offer, solicitation or sale of Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statement Disclosure
All statements, except for statements of historical fact, made in this release regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, the intended use of proceeds and the business combination with the Aera Companies, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this release. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.
The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its subsequently filed Quarterly Report on Form 10-Q.
About California Resources Corporation
California Resources Corporation is an independent energy and carbon management company committed to energy transition. CRC produces some of the lowest carbon intensity production in the US and is focused on maximizing the value of its land, mineral and technical resources for decarbonization by developing carbon capture and storage and other emissions reducing projects.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the transactions contemplated by the Merger Agreement, including the proposed issuance of the Company’s common stock pursuant to the Merger Agreement. In connection with the transaction, the Company filed a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), as well as other relevant materials. Following the filing of the definitive proxy statement, the Company mailed the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE AERA COMPANIES, THE AERA MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement as well as other filings containing information about the Companies, the Aera Companies and the Aera Merger, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company will be available, without charge, at the Company’s website, www.crc.com. The information included on, or accessible through, the Company’s website is not incorporated by reference into this communication.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Aera Merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2024. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction.
CRC Contacts:
Joanna Park (Investor Relations)
(818) 661-3731
Joanna.Park@crc.com

Richard Venn (Media)
(818) 661-6014
Richard.Venn@crc.com
Source: California Resources Corporation